EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 905 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Simon Westbrook, Chief Financial Officer of Kyto Technology and Life Science, Inc., a Delaware corporation (the "Company"), do hereby certify, to the best of my knowledge, that:

(1)The Company's Annual Report on Form 10-K for the period ended March 31, 2021, as filed with the Securities Exchange Commission on the date hereof (the "Report") fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date August 9, 2021	By:	/ s/ Simon Westbrook
	Name:	Simon Westbrook
Chief Financial Officer